UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 28, 2007

EMPIRE FINANCIAL HOLDING COMPANY

(Exact name of Registrant as specified in its charter)

Florida	001-31292	56-3627212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2170 West State Road 434

Suite 100

                     Longwood, Florida 32779

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code (407) 774-1300

_______________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events.

On December 28, 2007, Empire Financial Holding Company (“Empire”) issued a press release announcing that effective January 2, 2008, Empire will change its name to “Jesup & Lamont, Inc.” and that on that date its common stock will trade on the American Stock Exchange under the name Jesup & Lamont, Inc. with the symbol “JLI”. The name change was approved by Empire’s stockholders at its 2007 annual meeting of stockholders on September 28, 2007. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01:  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)  Exhibits:

Exhibit Number	Description

99.1	Press release, dated December 28, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Empire Financial Holding Company

Dated: December 28, 2007	By:	/s/ Donald A. Wojnowski, Jr.
Donald A. Wojnowski, Jr.
President